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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2002 (January 8, 2002)

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1201 Third Avenue
Seattle, Washington 98101
(Address of principal executive office)

(206) 461-2000
(Registrant's telephone number including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits.

    The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-72662) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit	Description
1.1	Underwriting Agreement dated January 8, 2002.
4.1	Senior Debt Securities Indenture between Washington Mutual, Inc. and the Bank of New York, as Trustee, dated as of August 10, 1999.
4.2	Washington Mutual, Inc. Standard Multiple-Series Indenture Provisions, dated as of August 10, 1999.
4.3	Form of 5 5/8% Senior Notes due January 15, 2007.
5.1	Opinion of Heller Ehrman White & McAuliffe LLP.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2002.		WASHINGTON MUTUAL, INC.
	By:	/S/ Fay L. Chapman Fay L. Chapman Senior Executive Vice President

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement dated January 8, 2002.
4.1	Senior Debt Securities Indenture between Washington Mutual, Inc. and the Bank of New York, as Trustee, dated as of August 10, 1999.
4.2	Washington Mutual, Inc. Standard Multiple-Series Indenture Provisions, dated as of August 10, 1999.
4.3	Form of 5 5/8% Senior Notes due January 15, 2007.
5.1	Opinion of Heller Ehrman White & McAuliffe LLP.

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SIGNATURE
EXHIBIT INDEX